                                                                    EXHIBIT 4.01

     Common Stock                  Autoweb.com logo                Common Stock


     Number                                                              Shares

     INCORPORATED UNDER THE LAWS      AUTOWEB.COM     SEE REVERSE FOR CERTAIN
             OF DELAWARE                            DEFINITIONS AND RESTRICTIONS

                                                     CUSIP  053331 10 4


     THIS CERTIFIES THAT



     IS THE OWNER OF

  FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE, OF

                               AUTOWEB.COM, INC.

     transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.


       WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated


                               [corporate seal]



     /s/ Samuel M. Hedgpeth III                              /s/ Farhang Zamani
     TREASURER                                            CHAIRMAN OF THE BOARD



COUNTERSIGNED AND REGISTERED:
     AMERICAN SECURITIES TRANSFER & TRUST, INC.
         (P.O. Box 1596, Denver CO 80201        TRANSFER AGENT
                                                AND REGISTRAR

BY


                             AUTHORIZED SIGNATURE
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                               AUTOWEB.COM, INC.

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as through they were written out in full according to applicable laws or regulations:

     TEN COM   --  as tenants in common                UNIF GIFT MIN ACT  --    ______________ Custodian _____________
     TEN ENT   --  as tenants by the entireties                                      (Cust)                  (Minor)
     JT TEN    --  as joint tenants with right                                  under Uniform Gifts to Minors
                   of survivorship and not as                                   Act ________________________________
                   tenants in common                                                             (State)
                                                       UNIF TRF MIN ACT   --    _________ Custodian (until age _________)
                                                                                  (Cust)
                                                                                ________________ under Uniform Transfers
                                                                                     (Minor)
                                                                                to Minors and _______________________
                                                                                                       (State)

    Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, ________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

----------------------------------------------------

----------------------------------------------------

________________________________________________________________________________
            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_______________________

                              X_________________________________________________

                              X_________________________________________________
                                NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.



SIGNATURE GUARANTEED:_________________________________________________________
                     THE SIGNATURE(S) MUST BE GUARATNEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.